Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports Fourth Quarter and Full Year 2008 Earnings

•	2008 GAAP earnings were $3.69 per share compared to $3.33 per share in 2007.

•	Core earnings increased 4 percent in 2008 to $3.84 per share from $3.69 per share last year.

•	Fourth quarter 2008 GAAP earnings were $0.66 per share compared to $0.64 per share in the same quarter last year.

•	Core earnings in the fourth quarter were $0.66 per share compared to $0.65 per share in the same quarter last year.

•	Edison International will provide 2009 earnings guidance after Southern California Edison Company has received a California Public Utilities Commission (CPUC) decision on its 2009 General Rate Case.

ROSEMEAD, Calif., March 2, 2009 – Edison International (NYSE: EIX) today reported fourth quarter and full year 2008 results.

“Edison International had solid performance in 2008 amidst the dramatic decline in both the economy and financial markets,” said Theodore F. Craver, Jr., chairman and chief executive officer of Edison International.

Fourth Quarter Earnings Detail

Southern California Edison Company’s (SCE) fourth quarter 2008 GAAP and core earnings were $0.43 per share, compared to $0.37 per share in the same quarter last year. This increase was primarily due to higher operating income related to rate base growth, including $0.05 per share of energy efficiency rewards.

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Note: GAAP earnings refer to net income and GAAP earnings per share refer to basic earnings per share throughout this release. Core earnings is a non-GAAP financial measure. See Reconciliation of Core Earnings to GAAP Earnings.

Edison International Reports Fourth Quarter 2008 Financial Results

Edison Mission Group’s (EMG) GAAP earnings were $0.25 per share in the fourth quarter of 2008 compared to $0.29 per share in the fourth quarter of 2007. Excluding a $0.01 per share charge for discontinued operations in the 2007 period, EMG’s core earnings decreased $0.05 per share. A loss arising from the termination of a natural gas turbine supply agreement, lower results from the Big 4 projects, lower interest income, and lower trading income at Edison Mission Marketing & Trading (EMMT) were partially offset by higher operating income at Midwest Generation, positive results from new wind projects in operation, and lower corporate expenses.

Full-Year Earnings Detail

SCE’s GAAP earnings in 2008 were $2.10 per share, a decrease of $0.07 per share compared to $2.17 per share in 2007. SCE’s 2008 results include a non-core charge of $0.15 per share associated with the CPUC decision on SCE’s performance-based ratemaking mechanism. SCE’s 2007 results include a non-core tax benefit of $0.10 per share from the resolution of the income tax treatment of certain environmental remediation costs. Excluding these non-core items, SCE’s 2008 core earnings were $2.25 per share compared to $2.07 per share in 2007. This $0.18 per share core earnings increase is primarily attributable to higher operating income related to rate base growth, including authorized energy efficiency rewards, and lower net interest expense.

EMG’s GAAP earnings in 2008 were $1.72 per share compared to $1.26 per share in 2007. EMG’s 2007 results include non-core charges of $0.46 per share, mainly due to $0.45 per share for early debt extinguishment costs. EMG’s 2008 core earnings remained at the 2007 level of $1.72 per share. Higher operating income at Midwest Generation, positive results from new wind projects in operation, and higher trading income at EMMT were offset by lower results from the Big 4 projects, lower interest income, a loss arising from the termination of a natural gas turbine supply agreement, and lower results at Homer City and Edison Capital.

Edison International parent company and other GAAP earnings were down from the prior year due to higher net interest expense.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power, and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business and parent company to Edison Mission Energy and Edison Capital.

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Edison International Reports Fourth Quarter 2008 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to GAAP earnings.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EPS and core EPS by principal operating subsidiary are reconciled to GAAP earnings per share.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its fourth quarter and full year 2008 financial results at 8 a.m. (Pacific Standard Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available on the web site as well at www.edisoninvestor.com. The domestic call-in number is (866) 392-9199 and the number for international callers is (973) 532-4945. The ID# is 83736743. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through March 9, 2009, at the following numbers: (800) 642-1687 for callers in the United States and (706) 645-9291 for international callers.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K and other reports filed with the Securities and Exchange Commission and are available on our web site at www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Edison International Reports Fourth Quarter 2008 Financial Results

Summary Financial Schedules

Fourth Quarter GAAP Earnings Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Share (Unaudited)[1]	2008	2007	Change
SCE	$0.43	$0.37	$0.06
EMG	0.25	0.30	(0.05)
EIX parent company and other	(0.02)	(0.02)	—

EIX GAAP earnings from continuing operations	0.66	0.65	0.01

EIX GAAP loss from discontinued operations	—	(0.01)	0.01

EIX GAAP earnings	$0.66	$0.64	$0.02

EIX diluted earnings	$0.66	$0.64	$0.02

[1]	The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarters ended December 31, 2008 and 2007.

Fourth Quarter Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

	Quarter Ended December 31,
Earnings (Loss) Per Share (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$0.43	$0.37	$0.06
EMG	0.25	0.30	(0.05)
EIX parent company and other	(0.02)	(0.02)	—

EIX core earnings	0.66	0.65	0.01

Non-core items
EMG – discontinued operations	—	(0.01)	0.01

Total non-core items	—	(0.01)	0.01

EIX GAAP earnings[1]	$0.66	$0.64	$0.02

[1]

See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.01) per share for the quarters ended December 31, 2008 and 2007.

Fourth Quarter GAAP Earnings

	Quarter Ended December 31,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
SCE	$141	$120	$21
EMG	81	99	(18)
EIX parent company and other	(5)	(5)	—

EIX GAAP earnings from continuing operations	217	214	3

EIX GAAP loss from discontinued operations	—	(3)	3

EIX GAAP earnings	$217	$211	$6

Edison International Reports Fourth Quarter 2008 Financial Results

Fourth Quarter Reconciliation of Core Earnings to GAAP Earnings

	Quarter Ended December 31,
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$141	$120	$21
EMG	81	99	(18)
EIX parent company and other	(5)	(5)	—

EIX core earnings	217	214	3

Non-core items
EMG – discontinued operations	—	(3)	3

Total non-core items	—	(3)	3

EIX GAAP earnings[1]	$217	$211	$6

[1]	See Use of Non-GAAP Financial Measures on page 3.

Full-Year GAAP Earnings Per Share

	Full Year
Earnings (Loss) Per Share (Unaudited)[1]	2008	2007	Change
SCE	$2.10	$2.17	$(0.07)
EMG	1.72	1.27	0.45
EIX parent company and other	(0.13)	(0.10)	(0.03)

EIX GAAP earnings from continuing operations	3.69	3.34	0.35

EIX GAAP loss from discontinued operations	—	(0.01)	0.01

EIX GAAP earnings	$3.69	$3.33	$0.36

EIX diluted earnings	$3.68	$3.31	$0.37

[1]	The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.05) per share for 2008 and $(0.04) per share for 2007.

Full-Year Reconciliation of Core Earnings Per Share to GAAP Earnings Per Share

	Full Year
Earnings (Loss) Per Share (Unaudited)[1]	2008	2007	Change
Core Earnings[1]
SCE	$2.25	$2.07	$0.18
EMG	1.72	1.72	—
EIX parent company and other	(0.13)	(0.10)	(0.03)

EIX core earnings	3.84	3.69	0.15

Non-core items
SCE – regulatory/tax items	(0.15)	0.10	(0.25)
EMG – early debt retirement	—	(0.45)	0.45
Discontinued operations	—	(0.01)	0.01

Total non-core items	(0.15)	(0.36)	0.21

EIX GAAP earnings[1]	$3.69	$3.33	$0.36

[1]

See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was $(0.05) per share for 2008 and $(0.04) per share for 2007.

Edison International Reports Fourth Quarter 2008 Financial Results

Full-Year GAAP Earnings

	Full Year
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
SCE	$683	$707	$(24)
EMG	561	412	149
EIX parent company and other	(29)	(19)	(10)

EIX GAAP earnings from continuing operations	1,215	1,100	115

EIX GAAP loss from discontinued operations	—	(2)	2

EIX GAAP earnings	$1,215	$1,098	$117

Full-Year Reconciliation of Core Earnings to GAAP Earnings

	Full Year
Earnings (Loss) (in millions) (Unaudited)	2008	2007	Change
Core Earnings[1]
SCE	$732	$676	$56
EMG	561	560	1
EIX parent company and other	(29)	(19)	(10)

EIX core earnings	1,264	1,217	47

Non-core items
SCE – regulatory/tax items	(49)	31	(80)
EMG – early debt retirement	—	(148)	148
EMG – discontinued operations	—	(2)	2

Total non-core items	(49)	(119)	70

EIX GAAP earnings	$1,215	$1,098	$117

[1]	See Use of Non-GAAP Financial Measures on page 3.

Edison International Reports Fourth Quarter 2008 Financial Results

Edison International

Consolidated Statements of Income

	Quarter Ended December 31,		Year Ended December 31,
In millions, except per-share amounts	2008	2007	2008	2007
Electric utility	$2,551	$2,514	$11,246	$10,231
Nonutility power generation	664	623	2,808	2,575
Financial services and other	13	7	58	62

Total operating revenue	3,228	3,144	14,112	12,868

Fuel	421	449	2,147	1,875
Purchased power	793	731	3,845	3,235
Other operation and maintenance	1,180	1,175	4,288	4,065
Depreciation, decommissioning and amortization	338	306	1,313	1,181
Contract buyout/termination and other	30	2	(44)	3

Total operating expenses	2,762	2,663	11,549	10,359

Operating income	466	481	2,563	2,509
Interest and dividend income	18	29	62	154
Equity in income from partnerships and unconsolidated subsidiaries – net	(9)	7	31	79
Other nonoperating income	35	21	113	95
Interest expense – net of amounts capitalized	(190)	(175)	(700)	(752)
Other nonoperating deductions	(10)	(13)	(125)	(45)
Loss on early extinguishment of debt	—	—	—	(241)

Income from continuing operations before tax and minority interest	310	350	1,944	1,799
Income tax expense	75	100	596	492
Dividends on preferred and preference stock of utility not subject to mandatory redemption	13	13	51	51
Minority interest	5	23	82	156

Income from continuing operations	217	214	1,215	1,100
Income (loss) from discontinued operations – net of tax	—	(3)	—	(2)

Income before accounting change	217	211	1,215	1,098
Cumulative effect of accounting change – net of tax	—	—	—	—

Net income	$217	$211	$1,215	$1,098

Weighted-average shares of common stock outstanding	326	326	326	326
Basic earnings (loss) per share:
Continuing operations	$0.66	$0.65	$3.69	$3.34
Discontinued operations	—	(0.01)	—	(0.01)

Total	$0.66	$0.64	$3.69	$3.33

Weighted-average shares, including effect of dilutive securities	328	330	329	331
Diluted earnings (loss) per share:
Continuing operations	$0.66	$0.65	$3.68	$3.32
Discontinued operations	—	(0.01)	—	(0.01)

Total	$0.66	$0.64	$3.68	$3.31

Dividends declared per common share	$0.310	$0.305	$1.225	$1.175

Edison International Reports Fourth Quarter 2008 Financial Results

Edison International

Consolidated Balance Sheets

In millions	December 31, 2008	December 31, 2007
ASSETS
Cash and equivalents	$3,916	$1,441
Short-term investments	7	81
Receivables, less allowances of $39 and $34 for uncollectible accounts at respective dates	1,006	1,033
Accrued unbilled revenue	328	370
Fuel inventory	163	116
Materials and supplies	390	316
Derivative assets	327	109
Restricted cash	3	3
Margin and collateral deposits	105	121
Regulatory assets	605	197
Accumulated deferred income taxes – net	104	167
Other current assets	399	290

Total current assets	7,353	4,244

Nonutility property – less accumulated provision for depreciation of $2,019 and $1,765 at respective dates	5,374	4,906
Nuclear decommissioning trusts	2,524	3,378
Investments in partnerships and unconsolidated subsidiaries	229	272
Investments in leveraged leases	2,467	2,473
Other investments	89	96

Total investments and other assets	10,683	11,125

Utility plant, at original cost:
Transmission and distribution	20,006	18,940
Generation	1,819	1,767
Accumulated provision for depreciation	(5,570)	(5,174)
Construction work in progress	2,454	1,693
Nuclear fuel, at amortized cost	260	177

Total utility plant	18,969	17,403

Derivative assets	244	122
Restricted cash	43	48
Rent payments in excess of levelized rent expense under plant operating leases	878	716
Regulatory assets	5,414	2,721
Other long-term assets	1,031	1,144

Total long-term assets	7,610	4,751

Total assets	$44,615	$37,523

Edison International Reports Fourth Quarter 2008 Financial Results

Edison International

Consolidated Balance Sheets

In millions, except share amounts	December 31, 2008	December 31, 2007
LIABILITIES AND SHAREHOLDERS’ EQUITY
Short-term debt	$2,143	$500
Long-term debt due within one year	174	18
Accounts payable	1,031	979
Accrued taxes	590	49
Accrued interest	187	160
Counterparty collateral	8	42
Customer deposits	228	219
Book overdrafts	224	212
Derivative liabilities	178	125
Regulatory liabilities	1,111	1,019
Other current liabilities	823	933

Total current liabilities	6,697	4,256

Long-term debt	10,950	9,016

Accumulated deferred income taxes – net	5,717	5,196
Accumulated deferred investment tax credits	109	114
Customer advances	137	155
Derivative liabilities	776	101
Accumulated provision for pensions and benefits	2,860	1,089
Asset retirement obligations	3,042	2,892
Regulatory liabilities	2,481	3,433
Other deferred credits and other long-term liabilities	1,137	1,617

Total deferred credits and other liabilities	16,259	14,597

Total liabilities	33,906	27,869

Commitments and contingencies
Minority interest	285	295

Preferred and preference stock of utility not subject to mandatory redemption	907	915

Common stock, no par value (325,811,206 shares outstanding at each date)	2,272	2,225
Accumulated other comprehensive income (loss)	167	(92)
Retained earnings	7,078	6,311

Total common shareholders’ equity	9,517	8,444

Total liabilities and shareholders’ equity	$44,615	$37,523

Edison International Reports Fourth Quarter 2008 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Year Ended December 31,
In millions	2008	2007	2006
Cash flows from operating activities:
Net income	$1,215	$1,098	$1,181
Less: income (loss) from discontinued operations	—	(2)	97

Income from continuing operations	1,215	1,100	1,084

Adjustments to reconcile to net cash provided by operating activities:
Cumulative effect of accounting change – net of tax	—	—	(1)
Depreciation, decommissioning and amortization	1,313	1,181	1,105
Net earnings in nuclear ARO regulatory assets and liabilities	(10)	143	130
Other amortization	106	111	99
Contract buyout/termination and other	(44)	3	(2)
Stock-based compensation	34	37	47
Minority interest	82	156	139
Deferred income taxes and investment tax credits	207	(39)	(136)
Equity in income from partnerships and unconsolidated subsidiaries-net	(31)	(75)	(76)
Income from leveraged leases	(51)	(49)	(67)
Regulatory assets	(2,725)	503	74
Regulatory liabilities	(221)	176	336
Loss on early extinguishment of debt	—	241	146
Levelized rent expense	(162)	(160)	(161)
Derivative assets	41	(9)	260
Derivative liabilities	808	(184)	285
Other assets	224	(180)	(231)
Other liabilities	1,344	195	309
Margin and collateral deposits – net of collateral received	(19)	75	193
Receivables and accrued unbilled revenue	170	(59)	208
Inventory and other current assets	(204)	(121)	(68)
Book overdrafts	16	72	—
Accrued interest and taxes	367	12	(123)
Accounts payable and other current liabilities	(242)	33	(137)
Distributions and dividends from unconsolidated entities	(8)	33	61
Operating cash flows from discontinued operations	—	(2)	94

Net cash provided by operating activities	2,210	3,193	3,568

Cash flows from financing activities:
Long-term debt issued	2,632	2,930	2,350
Premiums paid on extinguishment of debt and long-term debt issuance costs	(21)	(241)	(181)
Long-term debt repaid	(295)	(3,215)	(2,110)
Bonds repurchased	(212)	(37)	—
Issuance of preference stock	—	—	196
Preferred stock redeemed	(7)	—	—
Rate reduction notes repaid	—	(246)	(246)
Book overdrafts	—	—	(118)
Short-term debt financing – net	1,643	500	—
Contribution from minority shareholders	12	—	—
Shares purchased for stock-based compensation	(66)	(215)	(173)
Proceeds from stock option exercises	30	86	66
Excess tax benefits related to stock-based awards	10	45	27
Dividends to minority shareholders	(119)	(106)	(162)
Dividends paid	(397)	(378)	(352)

Net cash provided (used) by financing activities	$3,210	$(877)	$(703)

Edison International Reports Fourth Quarter 2008 Financial Results

Edison International

Consolidated Statements of Cash Flows

	Year Ended December 31,
In millions	2008	2007	2006
Cash flows from investing activities:
Capital expenditures	$(2,824)	$(2,826)	$(2,536)
Purchase of interest of acquired companies	(19)	(33)	(18)
Proceeds from sale of property and interest in projects	113	2	89
Proceeds from nuclear decommissioning trust sales	3,130	3,697	3,010
Purchases of nuclear decommissioning trusts investments and other	(3,137)	(3,830)	(3,150)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	65	42	25
Maturities and sales of short-term investments	96	9,953	7,128
Purchases of short-term investments	(22)	(9,476)	(7,474)
Restricted cash	4	99	13
Customer advances for construction and other investments	(351)	(298)	(50)

Net cash used by investing activities	(2,945)	(2,670)	(2,963)

Net increase (decrease) in cash and equivalents	2,475	(354)	(98)
Cash and equivalents, beginning of year	1,441	1,795	1,893

Cash and equivalents – end of year	$3,916	$1,441	$1,795